EXHIBIT 24.2



CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Hasbro, Inc.



We consent to the use of our reports included in or incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 29, 1996, which is incorporated by reference herein.



                                             /s/ KPMG PEAT MARWICK LLP
                                             -------------------------
                                             KPMG PEAT MARWICK LLP





Providence, Rhode Island
October 17, 1997